                                                                      EXHIBIT 10

Exhibit 10.  Material Contracts.



The Company's 1985 Stock Option Plan and 1985 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 27, 1985, and the Amendment to The Rouse Company 1985 Stock Option Plan, effective as of May 12, 1994 is incorporated by reference from the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1994.

The Rouse Company Deferred Compensation Plan for Outside Directors, dated as of
 January 1, 1986, is incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1985.

The Company's 1990 Stock Option Plan and 1990 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 12, 1990, and the Amendment to The Rouse Company 1990 Stock Option Plan, effective as of May 12, 1994, is incorporated by reference from the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1994.

The Company's 1994 Stock Incentive Plan is incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 5, 1994.

The letter agreement, dated September 24, 1992, between the Company and Mathias
 J. DeVito, then Chairman of the Board and Chief Executive of the Company, is incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No. 33-56646).

The Rouse Company Division Incentive Programs are incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1992.

The Retirement Agreement, dated November 30, 1994, between the Company and
 Mathias J. Devito, then Chairman of the Board and Chief Executive Officer of the Company, is incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No. 33-57707).

The Amended and Restated Supplemental Retirement Benefit Plan of The Rouse
 Company, made as of January 1, 1985 and further amended and restated as of September 24, 1992, March 4, 1994, and May 10, 1995, is attached.

All documents referred to above may be found in Commission file number 0-1743.

                              AMENDED AND RESTATED
                              --------------------

                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                      ------------------------------------

                                       OF
                                       --

                               THE ROUSE COMPANY
                               -----------------



     THIS AMENDED AND RESTATED SUPPLEMENTAL RETIREMENT BENEFIT PLAN (the "Plan") is made as of the 1st day of January, 1985, and further amended and restated as of the 24th day of September, 1992, the 4th day of March, 1994, and the 10th day of May, 1995, by The Rouse Company (hereinafter referred to as the "Company").

                             Background Statement:
                             --------------------

     The Company maintains a defined benefit plan for its employees known as the Pension Plan and Trust Agreement of The Rouse Company (Amendment and Restatement Effective January 1, 1989) (hereinafter referred to, including as amended from time to time, as the "Pension Plan"). The Company also maintains a savings plan for its employees known as The Rouse Company Savings Plan (Restated and with Amendments Generally Effective January 1, 1987) (hereinafter referred to, including as amended from time to time, as the "Savings Plan"). The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code"), place certain limits on the benefits that may be accrued and paid from the Pension Plan and on the maximum annual additions that may be made to a Participant's accounts under the Savings Plan. Certain of these limits were further restricted by the Retirement Protection Act of 1994, as amended (the "RPA"). In addition, the Company wishes to permit eligible employees to defer all or any portion of their incentive cash bonus that the Board of Directors approves.

     For these reasons, the Company desires to amend and restate this Plan (i) to provide for the payment of benefits to those eligible employees whose pension benefit under the Pension Plan or whose annual additions under the Savings Plan could be affected by the limiting provisions of the Code or ERISA, including those modified by the RPA, whether as presently existing or as subsequently enacted, to the end that the total benefits available to such eligible employees may be determined on the same basis as is applicable to all other employees of the Company who are not subject to limitations on benefits paid under the Pension Plan or on annual additions under the Savings Plan due to the requirements of the Code and ERISA, including the RPA, and (ii) to permit eligible employees to defer all or any portion of their incentive cash bonuses that the Board of Directors approves.

                                   The Plan
                                   --------

     Accordingly, and pursuant to due authorization by the Board of Directors of the Company, the Company further amends and restates this Plan.

                                   SECTION 1
                                  ELIGIBILITY
                                  -----------

     All employees of the Company who are determined by the Plan Administrator to be in the special salary ranges shall be eligible to participate in this Plan according to its terms. Each eligible employee is hereafter referred to as a "Participant."

                                   SECTION 2
                 AMOUNT OF BENEFIT RELATING TO THE PENSION PLAN
                 ----------------------------------------------

     A Participant who is vested and entitled to benefits under the Pension Plan shall receive a benefit under this Section, credited to his or her Pension Account, equal to the difference, if any, between (i) and (ii) where:

               (i) is the benefit which would have been paid to such Participant or, on his behalf, to his beneficiary(ies) under the Pension Plan, if the provisions of the Pension Plan were administered without regard to any special benefit limitations of the Pension Plan required by any existing or subsequently enacted provision of the Code or ERISA; and

               (ii) is the benefit which is payable to such Participant or, on his behalf, to his beneficiary(ies) under the terms and conditions of the Pension Plan, as amended from time to time.

          The reference in clause (i) above to special benefit limitations required by the Code or ERISA shall include, for example, the limitations which are imposed by the Code as a result of the Retirement Protection Act of 1994, as amended, on the maximum amount of benefits that can be paid to a Participant under the Pension Plan when benefits are payable before the Participant's Social Security Retirement Age, or when they are payable in a form other than a straight life annuity, such as a lump sum.

                                   SECTION 3
                 AMOUNT OF BENEFIT RELATING TO THE SAVINGS PLAN
                 ----------------------------------------------

          (a) A Contribution Account shall be established for each Participant. A Participant's Contribution Account shall be credited with the difference, if any, between (i) and (ii) where:

               (i) is the sum of Matching Contributions and Basic Contributions that the Participant could elect to make under the Savings Plan if the Savings Plan were administered without regard to any special annual additions limitations provisions in the Savings Plan required by any existing or subsequently enacted provision of the Code or ERISA; and

               (ii) is the annual additions limitation under the Savings Plan as required by any existing or subsequently enacted provision of the Code or ERISA.

          (b) Subject to such rules as the Plan Administrator shall establish, a Participant may specify that his or her Contribution Account shall be treated as if it were invested in any of the investment alternatives that are available under The Rouse Company Savings Plan, as amended, and such Contribution Account shall be credited with investment earnings, gains or losses accordingly.

                                   SECTION 4
                        DEFERRAL OF INCENTIVE CASH BONUS
                        --------------------------------

          (a) Each Participant shall be entitled to make an election as provided in this Section 4 to defer the receipt of a percentage, or a stated dollar amount, to be specified by the Participant, of any incentive cash bonus otherwise payable by the Company to the Participant in the future.

          (b) The Participant's deferral election shall be made subject to such rules and in accordance with such terms and conditions as the Personnel Committee of the Board of Directors of the Company or, if delegated by the Personnel Committee, the Plan Administrator shall establish. Consistent with such rules, terms and conditions, such election must be made prior to the time the Participant earns the deferred amounts, and the Participant's election shall specify the deferral period and the manner of payment of the deferred amounts. Once made, the election shall be irrevocable and binding on both the Company and the Participant; provided, however, that the Participant may, with the consent of the Plan Administrator, (i) amend the deferral election to change the payment method or postpone the scheduled payment date and (ii) make hardship withdrawals. The Participant shall have the right to designate any beneficiary or beneficiaries to receive payments upon the Participant's death.

          (c) A Deferred Bonus Account shall be established for each Participant electing to defer his or her incentive cash bonus under this Section 4, which Account shall be credited with such deferred bonuses. Subject to such rules, terms and conditions as the Plan Administrator shall establish, a Participant may specify that his or her Deferred Bonus Account shall be treated as if it were invested in any of the investment alternatives that are available under The Rouse Company Savings Plan, as amended, and such Deferred Bonus Account shall be credited with investment earnings, gains or losses accordingly.

          (d) The amount of each Participant's incentive cash bonus that the Participant elects to defer under this Section 4 shall be deemed to be compensation under the Company's Pension Plan, Savings Plan and welfare and fringe benefit plans (including, but not limited to, its life insurance and disability plans) only to the extent specifically provided in such plans. For purposes of calculating the amount of a Participant's benefits under Section 2(i) or contributions under Section 3(a)(i), amounts deferred under this Section 4 shall be treated as compensation.

                                   SECTION 5
                              PAYMENT OF BENEFITS
                              -------------------

          (a) Benefit relating to Pension Plan - With respect to a Participant's
              --------------------------------
benefit under Section 2 of this Plan, payment of benefits under this Plan shall be made to, or at the direction of, the Participant in accordance with the benefit payments provisions of the Pension Plan. In addition, the Participant may select any form of benefit that is permitted under the Pension Plan. The Participant may designate any beneficiary or beneficiaries to receive the Participant's benefit upon his or her death, and if the participant is predeceased by all beneficiaries, any death benefit shall be paid to his or her estate.

          (b) Benefit relating to Savings Plan - With respect to a Participant's
              --------------------------------
benefit under Section 3 of this Plan, payment of benefits under this Plan shall be made to, or at the direction of, the Participant in accordance with the benefit payments provisions of the Savings Plan. In addition, the Participant may select any form of benefit that is permitted under the Savings Plan, and the Participant may designate any beneficiary or beneficiaries to receive the Participant's benefit upon his or her death, and if the Participant is predeceased by all beneficiaries, any death benefit shall be paid to his or her estate.

          (c)  Benefit relating to Deferred Bonus - With respect to a
               ----------------------------------
Participant's incentive cash bonus that is deferred under Section 4 of this Plan, payment of such deferred bonus shall be made to, or at the direction of, the Participant in accordance with the payment provisions of Sections 4(b) and (c) of this Plan. The Participant may designate any beneficiary or beneficiaries to receive the Participant's deferred bonus upon his or her death, and if the participant is predeceased by all beneficiaries, any death benefit shall be paid to his or her estate.

          (d) Additional Payment Provisions - In addition to the payment options
              -----------------------------
provided in Sections 5(a)-(c) above, the Plan Administrator may, in his or her sole discretion, establish additional or alternative provisions with respect to the timing and form of payment of benefits under Sections 2 - 4 above (including the payment of interest or other investment earnings, gains or losses on any benefits that are paid in a form other than a lump sum upon the Participant's termination), and under this Section 5 establish procedures for a Participant's election. In such case, the additional or alternative provisions and the election procedures shall be set forth in writing in the form of rules of general application, signed by the Plan Administrator. Such rules shall be attached as an exhibit to this Plan and shall be binding on all Participants. The Plan Administrator may subsequently amend, modify or delete such provisions or procedures in the same manner.

          (e)  Special Provision - Notwithstanding any other provision of this
               -----------------
Plan, a Participant who has attained age 62 and who is or may be subject to mandatory retirement policies under federal or state law may, anytime after attaining age 62, request a distribution (actual or deferred, each of which is referred to hereinafter as a "Distribution") of all or any portion of his or her excess Pension Plan benefit specified in Section 2 or excess Savings Plan benefit specified in Section 3 or both. The Company may, in its sole discretion and with the prior approval of either the Board of Directors or the Personnel Committee of the Board of Directors, approve or deny the request in whole or in part and may specify the terms and conditions of any Distribution, including, without limitation, the amount of the Distribution, the timing of the Distribution, the form of payment of the Distribution and additional amounts, if any, that will be credited to the Participant under this Plan (including additional amounts with respect to any undistributed benefit of the Participant under the Pension Plan or Savings Plan).


                                   SECTION 6
                                    FUNDING
                                    -------

          Benefits under this Plan shall be unsecured and payable solely in cash from the general revenues and assets of the Company. This Plan shall be administered as a non-funded Plan which is not intended to meet the qualification requirements of Section 401 of the Code. In no event shall any benefit payable under this Plan be made from the trust funds of the Pension Plan or the Savings Plan. Participants hereunder, to the extent that any benefits become payable under the provisions of this Plan, shall be deemed to be general creditors of the Company.

                                   SECTION 7
                          OPERATION AND ADMINISTRATION
                          ----------------------------

          This Plan shall be operated under the direction of the Personnel Committee of the Board of Directors of the Company and administered by the Plan Administrator of the Pension Plan, whose decision on all matters involving the interpretation and application of this Plan shall be final and binding.

                                   SECTION 8
                          AMENDMENT AND DISCONTINUANCE
                          ----------------------------

          The Company shall continue this Plan for so long as the Pension Plan or Savings Plan is in effect. The Plan may be amended, at any time and from time to time, by the Board of Directors of the Company or the Personnel Committee of the Board of Directors of the Company, except that the Personnel Committee shall have no authority (i) to adopt any amendment to the Plan that would increase the Company's imputed annual funding costs by more than five percent (5%), or (ii) to terminate the Plan. However, no amendment of this Plan (or termination coincident with termination of the Pension Plan and Savings
Plan) shall reduce any benefits vested or accrued by a Participant under this Plan as of the date of such action. In the event of a discontinuance (or an amendment which reduces a Participant's accrued benefit), the Company shall be liable for the full amount of any benefit accrued as of a date immediately prior to the effective date of such amendment or discontinuance, such benefit to be determined by assuming that each affected Participant had terminated employment as of such earlier date.

                                   SECTION 9
                                    VESTING
                                    -------

          Each Participant's interest in his accrued benefit under this Plan shall be fully vested.

                                   SECTION 10
                           NON-ALIENATION OF BENEFITS
                           --------------------------

          None of the payments, benefits or rights of any Participant or beneficiary shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process or any other legal or equitable process available to any creditor of such Participant or beneficiary. No Participant or beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments that he or she may expect to receive, contingently or otherwise, under this Plan, except the right to designate a beneficiary or beneficiaries as provided above.

                                   SECTION 11
                           NO CONTRACT OF EMPLOYMENT
                           -------------------------

          (a) The Plan shall not be deemed to constitute a contract between the Company and a Participant, or to be a consideration for, or a condition of, employment of any Participant. Neither the establishment of this Plan, nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits shall be construed as giving any Participant the right to be retained in the service of the Company, and all Participants shall remain subject to discharge to the same extent as if this Plan had never been adopted.

          (b) Notwithstanding any provision of Section 11(a), the terms and conditions of any Distribution (without regard to whether it is an actual or deferred distribution) under Section 5(e) shall constitute unconditional contractual obligations of the Company that may not be modified except with the written approval of both the Company, with the prior approval of either the Board of Directors or the Personnel Committee of the Board of Directors, and the Participant.

                                   SECTION 12
                  HEIRS, ASSIGNS AND PERSONAL REPRESENTATIVES
                  -------------------------------------------

          This Plan shall be binding upon the Company and any subsidiary or affiliate of the Company that may, with the consent of the Board of Directors of the Company, adopt this Plan. This Plan shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, including each Participant and beneficiary (subject to the right of a Participant to change beneficiaries from time to time), present and future, all of whom are intended to be and shall be third party beneficiaries hereunder.

                                   SECTION 13
                               GENDER AND NUMBER
                               -----------------

          Except where otherwise clearly indicated by context, the masculine shall include the feminine and neuter, the singular shall include the plural, and vice versa.

                                   SECTION 14
                                  CONSTRUCTION
                                  ------------

          This plan is intended to be an unfunded "Excess Benefit Plan," as defined by section 3(36) of ERISA, as to that portion of the Plan that provides benefits in excess of the limitations of section 415 of the Code, and an unfunded plan that is maintained primarily for the purpose of providing deferred compensation for a select group of management and highly compensated employees, within the meaning of section 201(2), 301(a)(3), and 401(a)(1) of ERISA, as to the remaining portion of the Plan. The Plan shall be administered and construed accordingly.

                                   SECTION 15
                                CONTROLLING LAW
                                ---------------

          This Plan shall be construed and enforced according to the laws of the State of Maryland.

          IN WITNESS WHEREOF, the Company has duly executed this Amended and Restated Supplemental Retirement Benefit Plan as of May 10, 1995. The Plan Administrator has joined herein for the purpose of indicating acceptance hereof.


ATTEST:                             THE ROUSE COMPANY



_____________________________    By:
                                    -----------------------------

WITNESS:                            PLAN ADMINISTRATOR FOR THE
                                    SUPPLEMENTAL RETIREMENT
                                    BENEFIT PLAN OF THE ROUSE
                                    COMPANY


_____________________________    By:
                                    -----------------------------

                                  EXHIBIT 5(C)

                        DEFERRAL OF INCENTIVE CASH BONUS


          Effective March 4, 1994, and pursuant to Section 4(b) of the Amended and Restated Supplemental Retirement Benefit Plan of The Rouse Company, the terms and conditions of a Participant's election to defer his or her incentive cash bonus and the manner of payment of the deferred amounts shall be as provided in Attachment 1.



                                    _____________________________
                                    William D. Boden
                                    Plan Administrator

                            Attachment 1


                            RESPONSE REQUIRED
                            BY DECEMBER 8, 1995
                            ===================



   TO:

   FROM:     William D. Boden

   Re:       Cash Bonus Deferral Program
             ---------------------------


        In 1994, the company established a program as part of its Supplemental Retirement Benefit Plan under which you may defer all or any portion of your incentive cash bonus that the Board may approve annually. If you defer all or part of your bonus, you benefit by avoiding current taxation on the bonus (except that you must currently pay the Medicare portion of FICA, or 1.45%, and the 1.45% will be treated as taxable income) and having the fulll amount of the bonus (less the 1.45%) available for investment growth. IF YOU WISH
   TO DEFER ANY PORTION OF YOUR BONUS THAT MAY BE GRANTED IN 1996, YOU MUST COMPLETE AND RETURN THE ATTACHED INCENTIVE CASH BONUS DEFERRAL FORM TO ME
   BY DECEMBER 8, 1995. NO DEFERRAL ELECTION THAT IS RECEIVED AFTER THAT DATE WILL BE HONORED.

        The basic terms of the bonus deferral program are as follows:


        1.   You may defer any dollar amount or percentage of your annual bonus.

        2. The deferral decision must be made by completing and returning an Incentive Cash Bonus Deferral Form prior to the end of the calendar year to which the bonus relates. For administrative purposes, a decision to defer a cash bonus that is granted in 1996 (if any) must be made by December 8, 1995.

        3. You may invest your deferred bonus, on paper, in any of the investments that are available under the Company's Savings Plan. Your deferred bonus will be adjusted, up or down, to reflect the investment performance of these hypothetical investment options. NOTE THAT YOUR ACCOUNT IS UNFUNDED, YOU HAVE NO RIGHTS TO ANY SPECIFIC ASSETS OF THE COMPANY,

Page
November 10, 1995


   AND YOU ARE A GENERAL CREDITOR OF THE COMPANY WITH YOUR BENEFITS PAYABLE ONLY FROM THE GENERAL ASSETS OF THE COMPANY.

        4. While you are employed by the Company, you may reallocate your investments once a month, with a minimum reallocation of 30% of your account balance or $500, whichever is less. After you terminate employment, you may reallocate your investments once a year on the anniversary of your termination, subject to the same minimums. Reallocations will be effective as of the first day of the following month.

        5. With respect to each bonus deferral, you will specify a future date on which distribution of the bonus, as adjusted for all related earnings or losses, is to commence, either the first day of any future calendar quarter or upon termination of employment, whichever occurs first. Once the election is made, you may not begin to receive the bonus on an earlier or later date except as provided in paragraphs 7, 8 and 9 below.

        6. When you elect to defer your bonus, you also will elect the form of payment when the bonus is distributed to you. You may choose to receive the distribution in a lump sum or in up to 10 annual installment payments. While you are employed by the Company, you may change the form of payment for a scheduled distribution if you do so at least one year before the scheduled date.

        7. Disability receives special treatment. With respect to each bonus deferral, you may elect whether to receive a distribution if you become totally disabled and, if so, whether the distribution is to be in a lump sum or in annual installments (up to 10). You are considered to be totally disabled if you meet the standards under the Company's Long-Term Disability Plan or any successor plan.

        8. Your account balance will be distributed in a lump sum upon your death.

        9. With the consent of the Plan Administrator, you may receive a distribution if a severe financial hardship occurs as a result of an unanticipated emergency and no alternative funds are available. You may not receive a loan against your account.

        10. You may select anyone as your beneficiary, and you may name alternate beneficiaries. If you die before all payments are made to you under the Plan, your beneficiary(ies) will receive a lump sum payment of your account balance.

Page
November 10, 1995

   If all of your named beneficiaries predecease you, your account balance will be paid in a lump sum to your estate.

        SEVERAL POINTS NEED TO BE EMPHASIZED. THE PLAN IS A NONQUALIFIED, UNFUNDED PLAN, AND YOUR BENEFITS ARE PAYABLE ONLY FROM THE GENERAL ASSETS OF THE COMPANY. THE TERMS OF THE PLAN ARE BASED ON CURRENT TAX LAWS. IF SUCH LAWS CHANGE, THE TERMS OF THE PLAN MAY NEED TO BE CHANGED.

        FEDERAL TAX LAWS PROVIDE THAT YOU MAY NOT ACCRUE BENEFITS UNDER THE COMPANY'S QUALIFIED PENSION PLAN WITH RESPECT TO A DEFERRED BONUS. IF YOU DECIDE TO DEFER A BONUS, YOU WILL, HOWEVER, ACCRUE PENSION BENEFITS RELATING TO THE DEFERRED BONUS IN THE SAME AMOUNT UNDER THE EXCESS PENSION PLAN PORTION OF THE COMPANY'S SUPPLEMENTAL RETIREMENT BENEFIT PLAN, WHICH IS A NONQUALIFIED, UNFUNDED PLAN. IN SHORT, IF YOU DEFER A BONUS, YOUR COMBINED PENSION BENEFIT UNDER THE QUALIFIED PENSION PLAN AND THE NONQUALIFIED EXCESS PENSION PLAN WILL NOT CHANGE.

        YOU SHOULD CONSULT WITH YOUR COUNSEL OR PERSONAL TAX ADVISER TO DETERMINE THE FULL TAX CONSEQUENCES OF DEFERRING YOUR BONUS AND THE ADVANTAGES AND DISADVANTAGES IN YOUR PERSONAL CIRCUMSTANCES. FINALLY, NOTHING IN THIS PLAN SHOULD BE TAKEN TO IMPLY THAT ANY INDIVIDUAL HAS A RIGHT TO RECEIVE A BONUS, OR ANY PARTICULAR AMOUNT.

        Please give me a call if you have any questions about how the Plan operates. REMEMBER, YOU MUST RETURN THE INCENTIVE CASH BONUS DEFERRAL FORM TO ME BY DECEMBER 8, 1995 IF YOU WISH TO DEFER ANY BONUS THAT IS GRANTED TO YOU IN 1996.

                               THE ROUSE COMPANY
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                              INCENTIVE CASH BONUS
                                 DEFERRAL FORM



   To:

   From:     William D. Boden
             Plan Administrator

             Under one portion of The Rouse Company Supplemental Retirement Benefit Plan, you may defer any dollar amount or percentage of your annual incentive cash bonus (if any), but only if this Deferral Form is signed and returned to me by December 8. In addition, you must elect when and how you want the deferred amounts, as adjusted for all related investments earnings or losses, paid out to you. (For example, do you want your deferral to be paid to you beginning when you terminate employment, or at some specific earlier date, and do you want a lump sum or annual installments?) THIS ELECTION CANNOT BE CHANGED, EXCEPT THAT WHILE YOU ARE EMPLOYED BY THE COMPANY, YOU MAY CHANGE THE FORM OF PAYMENT FOR A SCHEDULED DISTRIBUTION IF YOU DO SO AT LEAST ONE YEAR BEFORE THE SCHEDULED DATE. For example, if you defer your bonus until July 1, 1999, funds will be raised to you only at that time unless you terminate
      ---------------------------------------------
employment, become totally disabled ( and you previously elected a distribution if you became totally disabled) or die before then. In addition, funds may be released at the discretion of the Plan Administrator if a severe financial hardship occurs as a result of an unanticipated emergency and no alternative funds are available.

If you wish to defer any portion of any incentive cash bonus that may be granted to you in 1996 for the year 1995, fill out this Deferral Form, sign it at the bottom and return it to me. THIS FORM MUST BE RETURNED TO ME BY DECEMBER 8, 1995 IF IT IS TO BE EFFECTIVE FOR ANY BONUS THAT MAY BE GRANTED TO YOU IN 1996.

This Deferral Form is only applicable to the incentive cash bonus granted to you in 1996. You will be provided with a new Deferral Form annually that will permit you to defer your incentive cash bonus that is granted to you in the following year (if any).

Page 14
Incentive Cash Bonus Deferral Form

Page 15
Incentive Cash Bonus Deferral Form


                               DEFERRAL ELECTIONS

   1.   SOURCE OF DEFERRED INCOME
        I elect to defer the following percentage or dollar amount of any annual incentive cash bonus that I am granted in 1996:
        $_______________ or
        ________________%

        I understand that the Medicare portion of FICA (currently 1.45%) will be deducted from any deferral, and that the 1.45% will be treated as taxable income.

   2.   DATE OF DEFERRED PAYMENT
        I elect to receive payment of the above deferred amount (as adjusted for all related investment earnings or losses) in the following manner (check one and fill in any blanks):

        ___ A lump sum payment on the earlier to occur of my termination of employment or the following specified date:
             _______________________. The specified date must be the first day of any calendar quarter (i.e., January 1, April 1, July 1 or October 1).

        ___ Annual installment payments beginning on the earlier to occur of my termination of employment or the following specified date:
             _______________________, and continuing for a total of the following number of years _______________ (insert any whole number up to 10). The specified date must be the first day of any calendar quarter (i.e., January 1, April 1, July 1 or October 1).

   3.   TOTAL DISABILITY

        In the event of my total disability, I elect to receive payment of the above deferred amount (as adjusted for all related investment earnings or losses) in the following manner (check one):

        ___  A lump sum payment.

        ___ Annual installment payments beginning when my total disability is established under the Company's Long-Term Disability Plan or any successor plan and continuing for a total of the following number of years _______ (insert any whole number up to 10).

        ___  Follow my payment election specified in paragraph 2 above.

        If you do not select one of the above alternatives, your payment election specified in paragraph 2 above relating to this deferred bonus will be followed.

Page 16
Incentive Cash Bonus Deferral Form

   4.   INVESTMENT ALLOCATION

        You may invest your deferred bonus, on paper, in any of the investments that are available under the Company's Savings Plan. As with the Savings Plan, the minimum amount that may be allocated to any investment is 10%. NOTE THAT THIS PLAN IS A NONQUALIFIED, UNFUNDED PLAN, AND BENEFITS ARE PAYABLE ONLY FROM THE GENERAL ASSETS OF THE COMPANY. AS A RESULT, YOUR ACCOUNT IS UNFUNDED, YOU HAVE NO RIGHTS TO ANY SPECIFIC ASSETS OF THE COMPANY AND YOU ARE A GENERAL CREDITOR OF THE COMPANY. YOUR DEFERRED BONUS AND ANY INVESTMENT EARNINGS OR LOSSES ARE CREDITED TO YOUR ACCOUNT "ON PAPER" ONLY, UNTIL PAID. Please indicate how you prefer to allocate your deferred bonus. Your deferred bonus will be adjusted, up or down, to reflect the investment performance of these hypothetical investment options. The Company reserves the right to change the options offered on a prospective basis.

        I direct that my deferred bonus be allocated among these investment options as follows (total must equal 100%):

             ALLOCATION          INVESTMENT OPTION

             ___________%   The Rouse Company Common Stock Fund
             ___________%   The Rouse Company Preferred Stock Fund
             ___________%   Long-Term Income Fund
             ___________%   Ariel Growth Fund
             ___________%   T. Rowe Price Prime Reserve (Money
                              Market) Fund
             ___________%   T. Rowe Price Spectrum Income Fund
             ___________%   T. Rowe Price Spectrum Growth Fund
             ___________%   T. Rowe Price New Horizons Fund
             ___________%   T. Rowe Price International Stock Fund
             ___________%   T. Rowe Price Index Fund
             ___________%   T. Rowe Price Small-Cap Value Fund
             ___________%   T. Rowe Price New America Growth Fund
             ___________%   T. Rowe Price Balanced Fund
               100%         TOTAL

             While you are employed by the Company, you may reallocate your investments once a month, with a minimum reallocation of 30% of your account balance or $500, whichever is less. After you terminate employment, you may reallocate your investments once a year on the anniversary of your termination, subject to the same minimums. Reallocations will be effective as of the first day of the following

Page 17
Incentive Cash Bonus Deferral Form

             month. To reallocate your investments, give the Director of Personnel (and not T. Rowe Price) a call.

   5.   BENEFICIARY DESIGNATION

        You may select anyone as your beneficiary, and you may name alternate beneficiaries. If you die before all payments relating to your deferred bonus are made to you under the Plan, then your beneficiary(ies) will receive a lump sum payment of your remaining deferred amounts, including any adjustments to those amounts as a result of investment earnings or losses. If all named beneficiaries predecease you, your remaining deferred amounts will be paid to your estate.

        Your beneficiary election remains in effect until you change it. To do so, please call the Manager of Benefits in the Personnel Division to request a Change Form.

        PRIMARY BENEFICIARY(IES)
        Name(s):  __________________________________________________
        ____________________________________________________________
        Relation(s) to Me:  ________________________________________
        Address(es):  ______________________________________________
                      ______________________________________________

        SECONDARY BENEFICIARY(IES)
        Name(s):  __________________________________________________
        ____________________________________________________________
        Relation(s) to Me:  ________________________________________
        Address(es):  ______________________________________________
                      ______________________________________________

        SPECIFIC BENEFICIARY INSTRUCTIONS  _________________________
        ____________________________________________________________
        ____________________________________________________________
        ____________________________________________________________


   In witness whereof, I have executed this Deferral Form with the intent to be legally bound by its terms.



   Signed:  __________________________________

   Date:     __________________________________

                                  EXHIBIT 5(d)

                ADDITIONAL OPTIONS - FORM OF PAYMENT AND TIMING,
                ELECTION PROCEDURES AND INVESTMENT ALTERNATIVES


             Effective May 10, 1995, and pursuant to Section 5(d) of the Amended and Restated Supplemental Retirement Benefit Plan of The Rouse Company (the "Plan"), a Participant may elect to receive his or her benefits under Section 2-4 of the Plan pursuant to the following provisions:

             1.   Form of Payment - A Participant may elect to receive any
                  ---------------
   benefit under Sections 2-4 of the Plan:

                  A. In any form that is permitted under the Pension Plan or the
                     Savings Plan; or

                  B. In installments, payable no more frequently than quarterly, over a period of up to 10 years.

             2.   Timing of Payment - A Participant may specify the date or
                  -----------------
   dates on which payment of his or her benefits under Sections 2-4 of the Plan is to occur, which may be any date on or after his or her termination date.

             3.   Additional Flexibility - A Participant who is entitled to
                  ----------------------
   benefits under more than one Section of Sections 2-4 of the Plan may elect a different form of benefit payment with respect to each such Section and a different date or dates on which payment of his or her benefits under each such Section is to occur.

             4.   Election Procedures - A Participant's election(s) with respect
                  -------------------
   to the form and timing of the benefit payments under Sections 2-4 of the Plan shall be made in writing at least six months prior to his or her termination date, except that the Plan Administrator may, in his or her sole discretion, permit such elections to be made on less than six months' notice with respect to:

                  A. Terminations that occur during the six-month period
                     beginning on May 10, 1995, the date on which the Personnel Committee of the Board of Directors approved the amendments to the Plan that are reflected in Section 5(d); and

                  B. Involuntary terminations.

          5.      Investment Alternatives - A Participant who   elects to
                  -----------------------
receive payment of his or her benefits under Sections 2-4 of the Plan in any form other than a lump sum payment upon termination may elect to have the deferred benefit treated as if it were invested, on paper, in any of the investment alternatives that are available under the Savings Plan and to be credited with investment earnings, gains or losses accordingly. Investments may be reallocated (i) once a year on or before the anniversary of the Participant's termination date, with the reallocations to be effective on the first day of the month following the anniversary of the Participant's termination date or (ii) with such greater frequency as is permitted with respect to investments under the Savings Plan. Other provisions relating to such investments (such as the minimum amount that may be allocated to any investment) shall be the same as are provided with respect to investments under the Savings Plan.



                                 _____________________________
                                       William D. Boden
                                       Plan Administrator